                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $946,476,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2003-17A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                    WELLS FARGO BANK MINNESOTA, N.A., TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                          WAL to
                                                            WA       WAL To     Est. Pmt     Expected                    Expected
                                                          Months    Optional   to Optional   Initial       Legal         Ratings
                  Approx.       Initial      Security     To Roll  Termination Termination     Loss        Final          (S&P /
    Class         Size ($)    Coupon (1)   Description  (yrs)(2)(3) (yrs)(2)    Window(2)    Coverage    Maturity        Moody's)
------------------------------------------------------------------------------------------------------------------------------------
1-A1             $159,925,000  Variable    Variable PT      NA        2.76     06/03-05/13    6.20%      5/25/2033      AAA / Aaa
1-AX (4)             Notional   0.440%    Interest Only     NA        0.38     06/03-10/03    6.20%     10/25/2003      AAA / Aaa
B1-I               $5,029,000  Variable       Sub PT        NA        5.43     06/03-05/13    3.25%      5/25/2033          AA
B2-I               $2,131,000  Variable       Sub PT        NA        5.43     06/03-05/13    2.00%      5/25/2033          A
B1-I-X (4)           Notional  Variable   Interest Only     NA        5.43     06/03-05/13    3.25%      5/25/2033          AA
B2-I-X (4)           Notional  Variable   Interest Only     NA        5.43     06/03-05/13    2.00%      5/25/2033          A
------------------------------------------------------------------------------------------------------------------------------------
2-A1             $100,000,000   3.930%     Variable PT     2.49       3.11     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
2-A2             $347,140,000   3.935%     Variable PT     2.49       3.11     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
2-A3             $150,000,000   4.000%     Variable PT     2.49       3.11     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
2-AX (4)             Notional   3.950%    Interest Only    2.57       2.57     06/03-02/08    5.20%     02/25/2008      AAA / Aaa
2-PAX (4)            Notional   3.950%    Interest Only    2.58       2.58     06/03-02/08    5.20%     02/25/2008      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-A1              $47,000,000   4.010%     Variable PT     2.48       3.17     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
3-A2              $10,000,000   3.500%     Variable PT     2.48       3.17     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
3-A3              $28,970,000   3.100%     Variable PT     2.48       3.17     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
3-AX (4)             Notional   3.640%    Interest Only    2.46       2.46     06/03-12/07    5.20%     12/25/2007      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
4-A               $59,305,000   3.270%     Variable PT     2.85       3.12     06/03-05/13    5.20%      5/25/2033      AAA / Aaa
4-AX (4)             Notional   3.270%    Interest Only    2.96       2.96     06/03-02/10    5.20%     02/25/2010      AAA / Aaa
4-PAX (4)            Notional   3.270%    Interest Only    2.96       2.96     06/03-02/10    5.20%     02/25/2010      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
B1-II             $25,842,000  Variable       Sub PT        NA        5.66     06/03-05/13    1.90%      5/25/2033          AA
B2-II              $5,480,000  Variable       Sub PT        NA        5.66     06/03-05/13    1.20%      5/25/2033          A
B3 (5)             $5,654,000  Variable       Sub PT        NA        5.60     06/03-05/13    0.75%      5/25/2033         BBB
B4 (5) (6)         $2,382,000  Variable    Not Offered      NA     Not Offered 06/03-05/13    0.50%      5/25/2033          BB
B5 (5) (6)         $2,382,000  Variable    Not Offered      NA     Not Offered 06/03-05/13    0.25%      5/25/2033          B
B6 (5) (6)         $2,395,680  Variable    Not Offered      NA     Not Offered 06/03-05/13    0.00%      5/25/2033          NR
------------------------------------------------------------------------------------------------------------------------------------
R (7)                    $100  Variable      Residual       NA        0.07     06/03-06/03    6.20%      5/25/2033      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       1

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



(1)  The Class coupons are described under "Interest Rates" on page 7.
(2) Prepayments for Mortgage Pool 1 were run at 28% CPR per annum, and prepayments for Mortgage Pool 2, Pool 3, and Pool 4 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in June 2003.
(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2 through 4. The WA Months to Roll for Mortgage Pool 2 is month 57 (the Distribution Date in February 2008). The WA Months to Roll for Mortgage Pool 3 is month 55 (the Distribution Date in December 2007). The WA Months to Roll for Mortgage Pool 4 is month 81 (the Distribution Date in February 2010).
(4) The Class 1-AX, 2-AX, 2-PAX, 3-AX, 4-AX, 4-PAX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in October 2003 (month 5) the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in February 2008 (month 57) the Class 2-AX and 2-PAX will no longer be entitled to receive distributions of any kind. After the Distribution Date in December 2007 (month 55) the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in February 2010 (month 81) the Class 4-AX and 4-PAX will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  Not offered under this term sheet.
(7)  Non-economic REMIC residual.





--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED
        COLLATERAL BALANCES AS OF MAY 1, 2003 UNLESS OTHERWISE INDICATED.
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL
                              TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       2

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o    The deal is comprised of 4 Mortgage Pools:

         Mortgage Pool 1 is comprised of 6-month LIBOR ARMs.

         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (94.06%), 1-year CMT (0.51%) or 12-month LIBOR (5.43%).

         Mortgage Pool 3 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 3 are indexed to either LIBOR (94.19%) or 1-year CMT (5.81%) or 12-month LIBOR (94.19%).

         Mortgage Pool 4 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (90.75%), 12-month LIBOR (7.66%) or 1-year CMT (1.60%).


o 85.98% of the aggregate Mortgage Pool was originated by Aurora Loan Services, Inc ("ALS").

o Interest and principal on Pool 1, Pool 2, Pool 3, and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 4.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       3

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

-------------------------------------------------------------------------------------------------------------------
                            Priority of Distributions
-------------------------------------------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable
Available Pool Distribution Amount in the following order of priority:
-------------------------------------------------------------------------------------------------------------------

                  Mortgage Pool 1                                           Mortgage Pools 2 through 4
            Available Distribution Amount                                  Available Distribution Amount
-------------------------------------------------------       -----------------------------------------------------
                                                                 First, to Class 2-A1, 2-A2, 2-A3, 2-AX, 2-PAX,
   First, to Class R, 1-A1 and 1-AX to pay interest                    3-A1, 3-A2, 3-A3, 3-AX, 4-A, 4-AX,
                                                                            and 4-PAX to pay interest
-------------------------------------------------------       -----------------------------------------------------
                          |                                                           |
-------------------------------------------------------       -----------------------------------------------------
    Second, to Class R and 1-A1 to pay principal              Second, to Class 2-A1, 2-A2, 2-A3, 3-A1, 3-A2, 3-A3,
                                                                            and 4-A to pay principal
-------------------------------------------------------       -----------------------------------------------------
                          |                                                           |
-------------------------------------------------------       -----------------------------------------------------
    To Class B1-I, B1-I-X, B2-I and B2-I-X to pay                 To Class B1-II and B2-II to pay interest and
                interest and principal                                             principal
-------------------------------------------------------       -----------------------------------------------------
                          |                                                           |
                          -------------------------------------------------------------
                                                          |
-------------------------------------------------------------------------------------------------------------------
                             To Class B3, B4, B5 and B6 to pay interest and principal
-------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       4

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                  May 1, 2003

Expected Pricing Date:         Week of May 27, 2003

Expected Settlement Date:      May 30, 2003

Distribution Dates:            25th of each month, commencing in June 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date

Issuer:                        Structured Asset Securities Corp. ("SASCO")

Master Servicer:               Aurora Loan Services, Inc. ("ALS")

Servicer(s):                   ALS Cendant, Colonial Savings, National City
                               Mortgage Company

Master Servicer Fee: The Master Servicer will be paid a monthly fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                 WA is approximately 0.251% per annum and ranges
                               from 0.250% to 0.375% per annum on the
                               outstanding mortgage balance.

Trustee:                       Wells Fargo Bank Minnesota, N.A.

Trustee Fee:                   0.0045% per annum

Rating Agencies:               Standard and Poor's ("S&P") will rate all of the
                               Offered Certificates. Moody's will rate all of the Senior Certificates.

Day Count:                     30/360

Delay Days:                    24 Day Delay:    All Classes.

Registration:                  Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       5

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                               Minimum Denomination: Class 1-A1, 2-A1, 2-A2, 2-A3, 3-A1, 3-A2, 3-A3, and 4-A: $25,000 /$1
                               thereafter.
                               Class 1-AX, 2-AX, 2-PAX, 3-AX, 4-AX, 4-PAX,
                               B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                               Class B1-I, B2-I, B1-II, B2-II, and B3:
                               $100,000/$1 thereafter.

Tax Status:                    REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                    Mortgage Pool 1: 28% CPR per annum.
                               Mortgage Pool 2 - Pool 4: 25% CPR per annum.

SMMEA Eligibility:             All offered classes will be SMMEA eligible except
                               for Class B2-I, B2-I-X, B2-II and B3
                               Certificates.

ERISA Eligibility:             All offered Certificates will be ERISA eligible
                               (other than the Class R Certificate).

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

PAX Mortgage Loans:            The Pool 2 and the Pool 4 Mortgage Loans with
                               prepayment penalty provisions, for which the seller owns the servicing rights (the "PAX
                               Mortgage Loans"). The PAX Mortgage Loans are related to the Class 2-PAX and Class 4-PAX
                               Certificates.

AX Mortgage Loans:             The Pool 2 and the Pool 4 Mortgage Loans other
                               than the PAX Mortgage Loans (the "AX Mortgage
                               Loans"). The AX Mortgage Loans are related to the
                               Class 2-AX and Class 4-AX Certificates.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       6

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Adjusted Net WAC:

                               The "Adjusted Net WAC" for Pool 2 for each
                               Distribution Date on or prior to the Distribution Date in February 2008 will be the weighted average, based on their respective principal balances, of the interest rates on:

                               (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) approximately 3.95% (y) the weighted average Net Mortgage Rate of the Pool 2 PAX Mortgage Loans at the beginning of the related Due Period and,

                               (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 AX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) approximately 3.95% and (y) the weighted average Net Mortgage Rate of the Pool 2 AX Mortgage Loans at the beginning of the related Due Period.

                               The "Adjusted Net WAC" for Pool 2 for each
                               Distribution Date after the Distribution Date in February 2008 shall be the Net WAC of Pool 2.


                               The "Adjusted Net WAC" for Pool 4 for each
                               Distribution Date on or prior to the Distribution Date in February 2010 will be the weighted average, based on their respective principal balances, of the interest rates on:

                               (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 4 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) 3.27% and (y) the weighted average Net Mortgage Rate of the Pool 4 PAX Mortgage Loans at the beginning of the related Due Period and,
                               (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 4 AX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) 3.27% and (y) the weighted average Net Mortgage Rate of the Pool 4 AX Mortgage Loans at the beginning of the related Due Period.

                               The "Adjusted Net WAC" for Pool 4 for each
                               Distribution Date after the Distribution Date in February 2010 shall be the Net WAC of Pool 4.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       7

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates:                Class 1-A1 will bear interest at a rate equal to
                               Net WAC of Mortgage Pool 1 less 0.44% per annum until the October 2003 Distribution Date (month
                               5). Beginning with the accrual period in October
                               2003 the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                               Class 1-AX will bear interest at a rate equal to 0.44% per annum based on a Notional Balance until the Distribution Date in October 2003 (month 5). The Notional Balance of the Class 1-AX on any Distribution Date up to and including the Distribution Date in October 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in October 2003.

                               Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                               Class 2-A1 will bear interest at a rate equal 3.930% per annum up to and including the distribution date in February 2008 (month 57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than approximately 3.95%, the interest rate for the Class 2-A1 shall equal the Adjusted Net WAC for Mortgage Pool 2 minus approximately 0.020%. Beginning with the distribution date in March 2008, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                               Class 2-A2 will bear interest at a rate equal 3.935% per annum up to and including the distribution date in February 2008 (month 57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than approximately 3.95%, the interest rate for the Class 2-A2 shall equal the Adjusted Net WAC for Mortgage Pool 2 minus approximately 0.015%. Beginning with the distribution date in March 2008, the Class 2-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       8

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):

                               Class 2-A3 will bear interest at a rate equal 4.000% per annum up to and including the distribution date in February 2008 (month 57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than approximately 3.95%, the interest rate for the Class 2-A3 shall equal the Adjusted Net WAC for Mortgage Pool 2 plus approximately 0.050%. Beginning with the distribution date in March 2008, the Class 2-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                               Class 2-AX will bear interest at a rate equal to 3.95% per annum until the distribution date in February 2008 (month 57) based on a Notional Amount. After the distribution date in February 2008, the Class 2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in February 2008 will be equal to the following:

                               The balance of the Pool 2 AX Mortgage Loans multiplied by the following fraction:

                               The excess, if any, of (1) the Net WAC of
                                 Pool 2 AX Mortgage Loans over (2) the
                                initial weighted average of the annual
                                   certificate interest rates on the
                                Class 2-A1, 2-A2, and 2-A3 Certificates
                                                 3.95%

                                The initial Class 2-AX Notional Amount
                                    is approximately $134,056,603.

                               Class 2-PAX will bear interest at a rate equal to 3.95% per annum until the distribution date in February 2008 (month 57) based on a Notional Amount. After the distribution date in February 2008, the Class 2-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-PAX on any distribution date up to and including the distribution date in February 2008 will be equal to the following: The balance of the Pool 2 PAX Mortgage Loans multiplied by the following fraction:

                               The excess, if any, of (1) the Net WAC of
                                Pool 2 PAX Mortgage Loans over (2) the
                                initial weighted average of the annual
                                   certificate interest rates on the
                                Class 2-A1, 2-A2, and 2-A3 Certificates
                                      3.95%

                                The initial Class 2-PAX Notional Amount
                                    is approximately $83,131,383.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       9

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):    Class 3-A1 will bear interest at a rate equal to
                               the lesser of (i) 4.01% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in December 2007 (month
                               55). Beginning with the distribution date in January 2008, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool
                               3.

                               Class 3-A2 will bear interest at a rate equal to the lesser of (i) 3.50% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in December 2007 (month
                               55). Beginning with the distribution date in January 2008, the Class 3-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                               Class 3-A3 will bear interest at a rate equal to the lesser of (i) 3.10% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in December 2007 (month
                               55). Beginning with the distribution date in January 2008, the Class 3-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                               Class 3-AX will bear interest at a rate equal to 3.64% per annum until the distribution date in December 2007 (month 55) based on a Notional Amount. After the distribution date in December 2007, the Class 3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in December 2007 will be equal to the following:

                               The sum of (A) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 3 for the related Distribution Date over (2) 4.010%, and the denominator of which is 3.640% and (ii) the Class Principal Amount of the Class 3-A1 Certificates immediately prior to such Distribution Date, (B) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 3 for the related Distribution Date over
                               (2) 3.500%, and the denominator of which is 3.640% and (ii) the Class Principal Amount of the Class 3-A2 Certificates immediately prior to such Distribution Date, (C) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 3 for the related

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       10

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):

Class 3-AX (continued):

                               Distribution Date over (2) 3.100%, and the denominator of which is 3.640% and (ii) the Class Principal Amount of the Class 3-A3 Certificates immediately prior to such Distribution Date. The initial Class Notional Amount of the Class 3-AX Certificates is approximately $34,032,862.

                               Class 4-A will bear interest at a rate equal to 3.27% per annum up to and including the distribution date in February 2010 (month 81); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 4 is less than 3.27%, the interest rate for the Class 4-A shall equal the Adjusted Net WAC for Mortgage Pool 4. Beginning with the distribution date in March 2010, the Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                               Class 4-AX will bear interest at a rate equal to 3.27% per annum until the distribution date in February 2010 (month 81) based on a Notional Amount. After the distribution date in February 2010, the Class 4-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-AX on any distribution date up to and including the distribution date in February 2010 will be equal to the following:

                               The balance of the Pool 4 AX Mortgage Loans multiplied by the following fraction:

                               The excess, if any, of (1) the Net WAC of
                                          Pool 4 AX Mortgage
                                         Loans over (2) 3.27%
                                                 3.27%
                               The initial Class 4-AX Notional Amount is
                                       approximately $21,664,241




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       11

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):    Class 4-PAX will bear interest at a rate equal to
                               3.27% per annum until the distribution date in February 2010 (month 81) based on a Notional
                               Amount. After the distribution date in February
                               2010, the Class 4-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional
                               Amount of the Class 4-PAX on any distribution date up to and including the distribution date in February 2010 will be equal to the following:

                               The balance of the Pool 4 PAX Mortgage Loans multiplied by the following fraction:

                                    The excess, if any, of (1) the Net WAC
                                           of Pool 4 PAX Mortgage
                                            Loans over (2) 3.27%
                                                   3.27%

                                   The initial Class 4-PAX Notional Amount
                                       is approximately $19,986,418.


                               Class B1-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.35%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                               Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                               Class B2-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.85%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                               Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.


                               Classes B1-II and B2-II will bear interest at a per annum rate equal to the Underlying Subordinate Rate for Pools 2 through 4.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       12

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):    Classes B3, B4, B5 and B6 are cross-
                               collateralized subordinates for payments of principal, interest and allocation of losses. The
                               Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Underlying Subordinate Rate for Mortgage Pool
                               1 and the Underlying Subordinate Rate for Pools 2 through 4 weighted by the corresponding "Modified
                               Group Subordinate Amounts".

                               The Modified Group Subordinate Amounts are calculated as follows:

                               Modified Group Subordinate Amount Pool 1:

                               Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1 Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I (in each case excluding notional balances).

                               Modified Group Subordinate Amount Pools 2 through 4:

                               Total Mortgage pools 2 through 4 collateral, less
                               (i) the current principal balance of pools 2 through 4 Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).


                               The underlying subordinate rates are calculated as follows:

                               Underlying Subordinate Rate, Mortgage Pool 1:

                               The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                               Underlying Subordinate Rate, Mortgage Pools 2 through 4:

                               The Mortgage Pools 2 through 4 Underlying
                               Subordinate Rate equals the weighted average of the Underlying Subordinate Rate for each Pool, weighted on the basis of the Pool 2 Subordinate Amount, the Pool 3 Subordinate Amount and the Pool 4 Subordinate Amount.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       13

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):    For the distribution date up to and including
                               February 2008, the Pool 2 Underlying Subordinate
                               Rate will be equal to the lesser of (i)
                               approximately 3.95% (the initial weighted-average pass- through rate for Class 2-A1, 2-A2, and 2-A3) and (ii) the adjusted Net WAC of Mortgage
                               Pool 2. Beginning with the distribution date starting in March 2008 (month 57), the Pool 2
                               Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 2.



                               The Pool 3 Underlying Subordinate Rate is equal to the Mortgage Pool 3 Net WAC.


                               For the distribution date up to and including February 2010, the Pool 4 Underlying Subordinate Rate will be equal to the lesser of (i) 3.27% (the initial weighted-average pass-through rate for Class 4-A) and (ii) the Adjusted Net WAC of Mortgage Pool 4. Beginning with the distribution date starting in March 2010 (month 81), the Pool 4 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 4.

                               Basis Risk Protection:

                               With respect to any Distribution Date on or prior to the Distribution Date in February 2008 (month
                               57), to the extent that the interest distributed on the Class 2-A1, Class 2-A2, Class 2-A3, Class B1-II, Class B2-II, Class B3, Class B4, Class B5 or Class B6 Certificates (each, a "Basis Risk Protected Certificate") is limited due to either the weighted average Net Mortgage Rate on the AX Mortgage Loans or the weighted average Net Mortgage Rate on the PAX Mortgage Loans being below the initial weighted average of the annual certificate interest rate on the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates (approximately 3.950%), the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk Shortfall."




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       14

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):

Basis Risk Protection:(cont.): On each Distribution Date, amounts otherwise payable to the Class 2-AX or Class 2-PAX
                               Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 2-AX and 2-PAX Certificates, as applicable, and the Class 2-AX and Class 2-PAX Certificates shall have no right to reimbursement for such amounts.

                               For information reporting purposes, the Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 2-AX and Class 2-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.

                               With respect to any Distribution Date on or prior to the Distribution Date in February 2010 (month
                               81), to the extent that the interest distributed on the Class 4-A, Class B1-II, Class B2-II, Class B3, Class B4, Class B5 or Class B6 Certificates (each, a "Basis Risk Protected Certificate") is limited due to either the weighted average Net Mortgage Rate on the AX Mortgage Loans or the weighted average Net Mortgage Rate on the PAX Mortgage Loans being below the initial weighted average of the annual certificate interest rate on the Class 4-A Certificates (3.27%), the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk Shortfall."

                               On each Distribution Date, amounts otherwise payable to the Class 4-AX or Class 4-PAX Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 4-AX and 4-PAX Certificates, as applicable, and the Class 4-AX and Class 4-PAX Certificates shall have no right to reimbursement for such amounts.

                               For information reporting purposes, the Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 4-AX and Class 4-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       15

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:            Senior/subordinate, shifting interest structure.
                               The credit enhancement information shown below is subject to final rating agency approval.

                               Mortgage Pool 1 Senior Certificates: Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                               Mortgage pools 2 through 4 Senior Certificates:
                               Credit enhancement for the Mortgage Pools 2 through 4 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:               If all of the credit support features have been
                               extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       16

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Pool 3, and Pool 4

Initial Group I Senior Enhancement % = 6.20%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.20%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 84                               100%
     --------------------------------------- -------------------------------
                    85 - 96                               70%
     --------------------------------------- -------------------------------
                    97 - 108                              60%
     --------------------------------------- -------------------------------
                   109 - 120                              40%
     --------------------------------------- -------------------------------
                   121 - 132                              20%
     --------------------------------------- -------------------------------
                      133+                                 0%
     --------------------------------------- -------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 36                               50%
     --------------------------------------- -------------------------------
                      37+                                  0%
     --------------------------------------- -------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       17

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pool 1 and Mortgage Pool 2, Pool 3, and Pool 4 calculate the following:

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       18

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:

Pool 1 Senior PDA sequentially as follows:
         1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
         1)  Pay Class 2-A1, 2-A2, 2-A3 pro-rata until reduced to zero.

Pool 3 Senior PDA as follows:
         1)  Pay Class 3-A1, 3-A2, 3-A3 pro-rata until reduced to zero.

Pool 4 Senior PDA as follows:
         1)  Pay Class 4-A until reduced to zero.


II.  Pay Subordinate PDA as follows*:
     *Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pools 2 through 4 Subordinate PDA:
1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pools 2 through 4 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
     *Subject to credit support tests

1)  Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       19

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
--------------------------

Pool 1 Subordinate Amount:
-------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
---------------------------

Total Mortgage Pools 2 through 4 collateral less the current principal balance of the Mortgage Pool 2 through 4 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
-------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
-------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
-------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).







--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
 MBS Trading                     Brendan Garvey                  (212) 526-8315
                                 Brian Hargrave                  (212) 526-8320

-------------------------------- ------------------------------- ---------------
Residential Finance              Stan Labanowski                 (212) 526-6211
                                 Mike Hitzmann                   (212) 526-5806
                                 Andrea Lenox                    (212) 526-9637
                                 Darius Houseal                  (212) 526-9466

-------------------------------- ------------------------------- ---------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                                    20

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:

------------------------------------------------------------------------------------------------------------------------------------
                                       6-month Non-Hybrid ARMs 5/1 & 5/25 Hybrid ARMs        5/1 Hybrid       7/1 & 7/23 Hybrid ARMs
                                                                                                ARMs
                                               Pool 1                   Pool 2                 Pool 3                 Pool 4

Total Number of Loans                                      362                  1,369                    230                     101
Total Outstanding Loan Balance                    $170,496,074           $629,895,019            $90,686,262             $62,558,426
Average Loan Principal Balance                        $470,984               $460,113               $394,288                $619,390
Range of Loan Principal Balance            $44,069 - 4,000,000   $39,545 - $3,999,650  $100,000 - $1,000,000    $63,600 - $2,925,000
Weighted Average Coupon                                 4.600%                 5.569%                 5.339%                  5.702%
Range of Coupons                               3.000% - 5.625%        3.875% - 8.500%        4.250% - 6.625%         4.000% - 7.125%
Weighted Average Margin                                 2.724%                 2.279%                 2.280%                  2.250%
Range of Margins                               2.250% - 2.875%        2.000% - 5.000%        2.250% - 2.750%         2.000% - 2.875%
Weighted Average Initial Periodic Cap                   1.000%                 5.921%                 5.000%                  5.907%
Range of Initial Periodic Caps                 1.000% - 1.000%        3.000% - 6.000%        5.000% - 5.000%         5.000% - 6.000%
Weighted Average Periodic Cap                           1.000%                 1.984%                 2.000%                  2.000%
Range of Periodic Caps                         1.000% - 1.000%        1.000% - 2.000%        2.000% - 2.000%         2.000% - 2.000%
Weighted Average Maximum Rate                          10.602%                11.492%                10.342%                 11.609%
Weighted Average Floor                                  2.724%                 2.280%                 2.280%                  2.250%

Weighted Average Original Term (mo.)                       360                    360                    360                     360

Weighted Average Remaining Term (mo.)                      358                    358                    355                     358
Range of Remaining Term (mo.)                        352 - 359              178 - 359              350 - 357               343 - 359
Weighted Average Original LTV                           65.69%                 66.83%                 68.95%                  62.46%
Range of Original LTV                           8.02% - 95.00%       12.91% - 100.00%        27.95% - 90.00%         18.80% - 95.00%
Weighted Average FICO                                      722                    719                    739                     724
Range of FICO                                        627 - 810              620 - 838              638 - 813               624 - 815
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       21

Collateral Summary:

------------------------------------------------------------------------------------------------------------------------------------
                                       6-month Non-Hybrid ARMs  5/1 & 5/25 Hybrid ARMs      5/1 Hybrid        7/1 & 7/23 Hybrid ARMs
                                                                                                ARMs
                                               Pool 1                   Pool 2                 Pool 3                 Pool 4
Lien Position
First                                                   100.0%                  100.0%               100.0%                   100.0%
Second                                                    0.0%                    0.0%                 0.0%                     0.0%
Geographic Distribution
(Other states account individually for
less than                                         CA -  41.01%             CA - 60.03%          CA - 35.94%              CA - 47.87%
7% of the Cut-off Date principal balance)           GA - 9.23%              CO - 7.48%          TX - 14.43%               NY - 9.98%
                                                    FL - 8.87%                                                            CO - 7.09%
                                                    CO - 7.98%
Occupancy Status
Primary Home                                            76.41%                  80.91%               94.96%                   87.06%
Investment                                              16.05%                  13.39%                0.00%                    8.23%
Second Home                                              7.54%                   5.70%                5.04%                    4.71%

Delinquency Statistics
Current                                                 99.30%                  99.45%               99.51%                   98.58%
One Payment Delinquent                                   0.70%                   0.55%                0.49%                    1.42%

Loans with Prepayment Penalites
Total Number of Loans                                      208                     469                    0                       47
Total Principal Balance                            $99,510,904            $235,788,045                   $0              $30,680,760
% of Principal Balance                                  58.37%                  37.43%                0.00%                   49.04%
Weighted Average Coupon                                 4.620%                  5.598%                0.00%                   5.655%

Loans without  Prepayment Penalites
Total Number of Loans                                      154                     900                  230                       54
Total Principal Balance                            $70,985,170            $394,106,974          $90,686,262              $31,877,666
% of Principal Balance                                  41.63%                  62.57%              100.00%                   50.96%
Weighted Average Coupon                                 4.572%                  5.552%               5.339%                   5.747%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       22

                     Net Effective Margin Table - Bond 1-A1

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 05/30/03

   --------------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
   --------------------------------------------------------------------------
   Initial Coupon: 3.905                           Type: Floater
         Orig Bal: 159,925,000
                                                Formula: (6m LIBOR)+246.90bp
           Factor: 1.0000000           Cap/Floor/Margin: 10.35/2.47/2.47
      Factor Date: 05/25/03                    Next Pmt: 06/25/03
            Delay: 24                             Cusip: 86359ABP
   --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                    15.00 CPR            20.00 CPR             25.00 CPR             28.00 CPR            30.00 CPR
                  Libor6m 1.190        Libor6m 1.190         Libor6m 1.190         Libor6m 1.190        Libor6m 1.190
-----------------------------------------------------------------------------------------------------------------------
  Price        NEM        Duration  NEM        Duration   NEM        Duration   NEM      Duration    NEM       Duration
-----------------------------------------------------------------------------------------------------------------------
103-04         176.7         4.60   155.8         3.58    132.7         2.87    117.7        2.55    107.4         2.36
103-05         176.1         4.60   154.9         3.58    131.6         2.87    116.5        2.55    106.1         2.36
103-06         175.4         4.60   154.1         3.58    130.6         2.87    115.4        2.55    104.9         2.36
103-07         174.7         4.60   153.2         3.58    129.5         2.87    114.2        2.55    103.6         2.36
103-08         174.1         4.60   152.4         3.58    128.5         2.88    113.0        2.55    102.3         2.37
103-09         173.4         4.61   151.6         3.58    127.4         2.88    111.8        2.55    101.0         2.37
103-10         172.8         4.61   150.7         3.58    126.4         2.88    110.6        2.55     99.8         2.37
103-11         172.1         4.61   149.9         3.58    125.3         2.88    109.4        2.55     98.5         2.37
103-12         171.5         4.61   149.0         3.58    124.3         2.88    108.3        2.55     97.2         2.37
103-13         170.8         4.61   148.2         3.59    123.2         2.88    107.1        2.55     95.9         2.37
103-14         170.2         4.61   147.3         3.59    122.2         2.88    105.9        2.55     94.7         2.37
103-15         169.5         4.61   146.5         3.59    121.2         2.88    104.7        2.56     93.4         2.37
103-16         168.9         4.61   145.7         3.59    120.1         2.88    103.5        2.56     92.1         2.37
103-17         168.2         4.62   144.8         3.59    119.1         2.88    102.4        2.56     90.9         2.37
103-18         167.5         4.62   144.0         3.59    118.0         2.88    101.2        2.56     89.6         2.37
103-19         166.9         4.62   143.2         3.59    117.0         2.89    100.0        2.56     88.3         2.37
103-20         166.2         4.62   142.3         3.59    115.9         2.89     98.8        2.56     87.1         2.37
103-21         165.6         4.62   141.5         3.59    114.9         2.89     97.7        2.56     85.8         2.38
103-22         164.9         4.62   140.6         3.60    113.9         2.89     96.5        2.56     84.5         2.38
103-23         164.3         4.62   139.8         3.60    112.8         2.89     95.3        2.56     83.3         2.38
103-24         163.6         4.62   139.0         3.60    111.8         2.89     94.2        2.56     82.0         2.38
103-25         163.0         4.63   138.1         3.60    110.7         2.89     93.0        2.56     80.7         2.38
103-26         162.3         4.63   137.3         3.60    109.7         2.89     91.8        2.56     79.5         2.38
103-27         161.7         4.63   136.5         3.60    108.7         2.89     90.6        2.57     78.2         2.38
103-28         161.1         4.63   135.6         3.60    107.6         2.89     89.5        2.57     76.9         2.38
-----------------------------------------------------------------------------------------------------------------------
Average Life         5.3307               3.9909                3.1209                2.7336               2.5178
First Pay           06/25/03             06/25/03              06/25/03              06/25/03             06/25/03
Last Pay            09/25/19             01/25/16              07/25/13              05/25/12             09/25/11
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
                      35.00 CPR             40.00 CPR
                    Libor6m 1.190         Libor6m 1.190
---------------------------------------------------------
  Price          NEM       Duration    NEM      Duration
---------------------------------------------------------
103-04           80.0          1.98    50.4         1.69
103-05           78.5          1.98    48.6         1.69
103-06           77.0          1.98    46.8         1.69
103-07           75.5          1.98    45.1         1.69
103-08           74.0          1.98    43.3         1.69
103-09           72.4          1.99    41.5         1.69
103-10           70.9          1.99    39.7         1.69
103-11           69.4          1.99    37.9         1.69
103-12           67.9          1.99    36.1         1.69
103-13           66.4          1.99    34.4         1.69
103-14           64.8          1.99    32.6         1.69
103-15           63.3          1.99    30.8         1.69
103-16           61.8          1.99    29.0         1.69
103-17           60.3          1.99    27.2         1.70
103-18           58.8          1.99    25.5         1.70
103-19           57.3          1.99    23.7         1.70
103-20           55.8          1.99    21.9         1.70
103-21           54.3          1.99    20.2         1.70
103-22           52.8          1.99    18.4         1.70
103-23           51.3          1.99    16.6         1.70
103-24           49.7          1.99    14.8         1.70
103-25           48.2          2.00    13.1         1.70
103-26           46.7          2.00    11.3         1.70
103-27           45.2          2.00     9.6         1.70
103-28           43.7          2.00     7.8         1.70
---------------------------------------------------------
Average Life           2.0813                1.7521
First Pay             06/25/03              06/25/03
Last Pay              04/25/10              03/25/09
---------------------------------------------------------

----------------------------------------------------------------
Tsy BM       3Mo    6Mo    2YR  3Yr    5YR        10YR      30YR
----------------------------------------------------------------
 Yield    1.1571 1.1707 1.7266      3.0056      4.0339    4.9766
Coupon                  1.5000      3.0000      3.8750    5.3750
----------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM      1YR     2YR     3YR     4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       23